UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2024 (June 7, 2024)
WILLSCOT MOBILE MINI HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4646 E Van Buren St., Suite 400
Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2024, WillScot Mobile Mini Holdings Corp. (the “Company”) filed a certificate of amendment with the Secretary of State of the State of Delaware amending the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to provide for the exculpation of officers of the Company. The exculpation amendment (the “Amendment”) was described in detail in proposal 4 included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2024 (the “Proxy Statement”). At the Company’s annual meeting of stockholders held on June 7, 2024 (the “Annual Meeting”), the stockholders approved the Amendment.

The certificate of amendment of the Certificate of Incorporation and the Certificate of Incorporation, as amended as of June 7, 2024, are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company, held on June 7, 2024, stockholders voted on four proposals. The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Proposal 1: Election of Directors

The stockholders voted for all eight of management’s nominees for election as directors to serve for a term that shall expire at the 2025 annual meeting of stockholders or until their successors are elected and qualified. The results of the vote taken are as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Mark S. Bartlett	167,291,335	5,023,506	145,004	7,883,924
Erika T. Davis	171,604,183	711,287	144,375	7,883,924
Gerard E. Holthaus	168,347,773	3,966,528	145,544	7,883,924
Natalia Johnson	171,821,341	493,193	145,311	7,883,924
Erik Olsson	170,634,308	1,680,908	144,629	7,883,924
Rebecca L. Owen	170,244,848	2,068,762	146,235	7,883,924
Jeff Sagansky	169,980,709	2,335,007	144,129	7,883,924
Bradley L. Soultz	171,920,167	389,624	150,054	7,883,924
Michael W. Upchurch	170,512,530	1,801,612	145,703	7,883,924

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
179,924,812	323,796	95,161	—

Proposal 3: Approval, by Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory and non-binding basis, the compensation of the named executive officers of the Company. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
166,836,620	5,467,394	155,831	7,883,924

Proposal 4: Amendment of the Company’s Amended and Restated Certificate of Incorporation to Provide for the Exculpation of Officers

The stockholders approved the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of officers. The results of the vote taken are as follows:

For	Against	Abstain	Broker Non-Vote
147,366,192	24,900,532	193,121	7,883,924

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment of the Certificate of Incorporation, filed June 7, 2024 with the Secretary of State of the State of Delaware
3.2	Amended and Restated Certificate of Incorporation of WillScot Mobile Mini Holdings Corp., as amended as of June 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: June 10, 2024	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG